UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21432

REAVES UTILITY INCOME FUND

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Paul F. Leone

Reaves Utility Income Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:    October 31

Date of reporting period:  November 1, 2009 to October 31, 2010

Item 1.  Reports to Stockholders.

Reaves Utility Income Fund

10.31.10 annual report

Reaves Utility Income Fund	Shareholder Letter

October 31, 2010

We are pleased to report that during the twelve months ended October 31, 2010, the market price of the Fund’s shares appreciated significantly from the beginning of the fiscal year. The Fund’s total return for the period, assuming dividend re-investment, was 56.37%, of which 11.28% came from dividends. The Fund outperformed the broad market as measured by the S&P 500. The total return for the S&P 500 during this same period was 16.52%, including re-invested dividends. We believe the out-performance in part is a function of investor demand for high-quality dividend-paying stocks, which form the core of the Fund’s investable universe.

During the first half of the fiscal year, the Fund’s share price moved from trading at a discount to its net asset value (NAV) to trading at a small premium. That premium has been sustained throughout the second half of the year. We have maintained our dividend throughout the economic and market turmoil of the last couple of years and re-iterate our commitment to the long-term goal of growing the dividend commensurate with the rising earnings power of the Fund’s underlying investments.

The 30.53% return of the Fund’s underlying portfolio during the period created material unrealized capital gains. The sustained strength of the equity markets made possible the realization of capital gains sufficient to offset the realized capital losses carried forward from fiscal 2009. The elimination of the capital losses enhances the dividend-paying capability of the Fund because realized short-term capital gains may once again be used to offset Fund expenses.

The Fund’s underlying telecommunications portfolio posted a 33.59% return over the period. The regulatory outlook for domestic telecoms has improved since our last review. It now appears unlikely that the Federal Communications Commission (FCC) will adopt the more restrictive approach to broadband regulation which was under consideration earlier in the year. Indeed recent comments by FCC chairman, Julius Genachowski, indicate that the Commission accepts the principle of usage-based broadband pricing and is willing to give separate consideration to the regulation of wireless broadband given the special network management requirements imposed by limited spectrum.

Consolidation of rural wire line telcos accelerated during the year. In April CenturyLink entered into a definitive agreement to purchase Qwest Communications for stock. Frontier Communications acquired nearly four million predominantly rural access lines from Verizon Communications. Windstream Corp successfully completed a series of small acquisitions. Although wire line telecommunications are in secular decline, industry consolidation results in enhanced cash flow generation and sufficient free cash flow generation for payment of above-market dividends.

The utilities portfolio posted a total return of 32.37% during the period. Among utilities our investment focus remains primarily on the regulated utilities in states with supportive regulatory commissions. Among macro economic factors that contributed to the utility returns were: the abatement of fears of a double dip recession, renewed investor expectations for continued low interest rates, a resumption of modest economic growth and a reduction in sovereign debt risk concerns. With respect to selected utilities, improved relations with state utility commissions, favorable rate treatment, new transmission projects, and the absence of carbon legislation led to an improvement in investor sentiment. Income-oriented investors were likely aware that the dividend yield for selected utilities and telecoms ranged from 100 to 250 basis points† above the

† 1 basis point is equal to 1/100th of 1%.

Annual Report | October 31, 2010	1

Reaves Utility Income Fund	Shareholder Letter

October 31, 2010

10-year U.S. Treasury during the period. Demand for electricity is likely to remain restrained by the slow economic recovery and ongoing conservation efforts. In states that have adopted decoupling, the regulated utility is allowed to earn a return on its investment in conservation programs. Decoupling of electric utility revenues from sales is under consideration in other states in an effort to incentivize utilities to reduce growth in electricity consumption.

The Fund benefited from a commitment to Limited Partnerships as a result of capital appreciation and cash distributions. The Fund’s Limited Partnership holdings were focused on infrastructure for the pipeline and energy industries. Investments in oil, gas and consumable fuels were reduced to less than 6% of the portfolio, due largely to a significantly reduced investment in BP PLC.

Our outlook on 2011 is for a slow-growth economy accompanied by low inflation, high unemployment and some level of continued economic uncertainty. Within this environment we remain confident that the Fund will be able to invest in profitable companies with good cash flows and stable to growing dividends, allowing the Fund to meet its dividend commitments.

We appreciate your support and look forward to serving you in the future.

Sincerely,

Ronald J. Sorenson

Portfolio Manager of the Reaves Utility Income Fund

Chief Executive Officer and Chief Investment Officer of W. H. Reaves & Company

Past performance is not a guarantee of future results.

2	1-800-644-5571

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Reaves Utility Income Fund:

We have audited the accompanying statement of assets and liabilities of Reaves Utility Income Fund (the “Fund”), including the statement of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Reaves Utility Income Fund, as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Denver, Colorado

December 29, 2010

Annual Report | October 31, 2010	3

Reaves Utility Income Fund	Statement of Investments

October 31, 2010

	SHARES	VALUE
COMMON STOCKS 132.88%
Diversified Telecommunication Services 46.18%
AT&T Corp.	1,320,000	$37,620,000
BCE, Inc.	860,000	28,818,600
CenturyLink, Inc.	738,500	30,559,130
Frontier Communications Corp.	4,654,933	40,870,312
Telecom Corp. of New Zealand - ADR	1	8
Telefonica S.A. - ADR	328,500	26,654,490
Verizon Communications, Inc.	1,135,000	36,853,450
Windstream Corp.	2,255,000	28,548,300

		229,924,290

Electric Utilities 25.89%
ALLETE, Inc.	19,000	691,220
Duke Energy Corp.	850,000	15,478,500
Edison International	50,000	1,845,000
ITC Holdings Corp.	46,000	2,880,060
NextEra Energy, Inc.	40,000	2,201,600
Pinnacle West Capital Corp.	585,000	24,078,600
PPL Corp.	713,000	19,179,700
Progress Energy, Inc.	780,000	35,100,000
The Southern Co.	725,000	27,455,750

		128,910,430

Energy Equipment & Services 2.78%
Diamond Offshore Drilling, Inc.	150,000	9,924,000
Schlumberger, Ltd.	20,000	1,397,800
Transocean, Inc.*	40,000	2,534,400

		13,856,200

Gas Utilities 2.59%
ONEOK, Inc.	259,000	12,903,380

Independent Power Producers & Energy Traders 0.19%
Calpine Corp.*	36,000	450,000
TransAlta Corp.	25,000	506,250

		956,250

Insurance 0.10%
Berkshire Hathaway, Inc., Class B*	6,000	477,360

Media 0.41%
Comcast Corp., Class A	100,000	2,058,000

4	1-800-644-5571

Reaves Utility Income Fund	Statement of Investments

October 31, 2010

	SHARES	VALUE
Multi-Utilities 34.76%
Ameren Corp.	700,000	$20,286,000
CMS Energy Corp.	706,983	12,994,347
DTE Energy Co.	460,000	21,509,600
Integrys Energy Group, Inc.	324,000	17,233,560
National Grid PLC	575,000	5,436,002
National Grid PLC - ADR	205,000	9,733,400
NiSource, Inc.	1,120,000	19,387,200
NSTAR	277,800	11,587,038
OGE Energy Corp.	130,000	5,740,800
SCANA Corp.	385,000	15,723,400
TECO Energy, Inc.	1,496,400	26,321,676
Vectren Corp.	140,000	3,833,200
Wisconsin Energy Corp.	55,000	3,274,700
		173,060,923

Oil, Gas & Consumable Fuels 8.53%
BP Amoco PLC - ADR	10,000	408,300
Cenovus Energy, Inc.	170,000	4,729,400
EQT Corp.	55,000	2,059,200
Exxon Mobil Corp.	35,000	2,326,450
Penn West Energy Trust	200,000	4,560,000
Southwestern Energy Co.*	20,000	677,000
Spectra Energy Corp.	1,166,500	27,727,705
		42,488,055

Pharmaceuticals 0.98%
Pfizer, Inc.	280,000	4,872,000

Real Estate Investment Trusts (REITS) 3.20%
Annaly Capital Management, Inc.	900,000	15,939,000

Telecommunications 0.02%
American Tower Corp., Class A*	2,000	103,220

Tobacco 2.96%
Altria Group, Inc.	580,000	14,743,600

Water Utilities 3.93%
American Water Works Co., Inc.	819,000	19,557,720

Wireless Telecommunication Services 0.36%
Cellcom Israel, Ltd.	53,500	1,807,765

Annual Report | October 31, 2010	5

Reaves Utility Income Fund	Statement of Investments

October 31, 2010

		SHARES	VALUE

TOTAL COMMON STOCKS (Cost $609,177,606)			$661,658,193

PREFERRED STOCKS 1.09%
Electric Utilities 0.52%
Entergy Louisiana Holdings, 6.950%		7,900	770,250
Entergy Mississippi, Inc.,
6.250%		10,000	247,500
4.560%		3,520	282,370
Entergy New Orleans, Inc., 4.360%		4,500	330,047
Public Service Co. of New Mexico, Series
1965, 4.580%		11,667	960,340

			2,590,507

Independent Power Producers & Energy Traders 0.32%
BGE Capital Trust II, 6.200%, 10/15/43		64,108	1,593,084

Multi-Utilities 0.25%
Ameren Illinois Co., 4.250%		10,300	731,300
Southern Cal Edison, 4.320%		24,300	488,430

			1,219,730

TOTAL PREFERRED STOCKS (Cost $5,256,256)			5,403,321

LIMITED PARTNERSHIPS 8.44%
Copano Energy LLC		126,000	3,522,960
El Paso Pipeline Partners LP		65,000	2,190,500
Enbridge Energy Partners LP		125,000	7,686,250
Enterprise Products Partners LP		425,000	18,211,250
ONEOK Partners LP		51,000	3,994,830
Regency Energy Partners LP		167,000	4,231,780
Williams Partners LP		50,000	2,205,000

TOTAL LIMITED PARTNERSHIPS (Cost $34,319,804)			42,042,570

	BOND RATING MOODY/S&P (UNAUDITED)	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS 3.31%
Diversified Telecommunication Services 3.00%
Level 3 Financing, Inc., 9.250%, 11/1/14	Caa1/CCC	$8,000,000	7,880,000

6	1-800-644-5571

Reaves Utility Income Fund	Statement of Investments

October 31, 2010

	BOND RATING MOODY/S&P (UNAUDITED)	PRINCIPAL AMOUNT	VALUE
Qwest Corp., 7.500%, 6/15/23	Baa3/BBB-	$7,000,000	$7,070,000

			14,950,000

Oil, Gas & Consumable Fuels 0.31%
Copano Energy LLC, 8.125%, 3/1/16	B1/B+	1,500,000	1,556,250

TOTAL CORPORATE BONDS (Cost $15,594,769)			16,506,250

		SHARES	VALUE
MUTUAL FUNDS 0.92%
Loomis Sayles Institutional High Income Fund		548,386	4,557,087

TOTAL MUTUAL FUNDS (Cost $4,000,000)			4,557,087

SHORT TERM INVESTMENTS 0.85%
Goldman Sachs Financial Square Treasury Instruments Fund, 0.007% (7-Day Yield)		4,226,593	4,226,593

TOTAL SHORT TERM INVESTMENTS (Cost $4,226,593)			4,226,593

TOTAL INVESTMENTS (Cost $672,575,028) - 147.49%			734,394,014

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.73%			3,627,056

Auction Market Preferred Shares - (48.22%)
Series M7, F7, W28 (plus distributions payable on preferred shares)			(240,103,624)

NET ASSETS - 100.00%			$497,917,446

*	Non Income Producing Security

ADR	- American Depositary Receipt

See Notes to Financial Statements.

Annual Report | October 31, 2010	7

Reaves Utility Income Fund	Statement of Assets and Liabilities

October 31, 2010

ASSETS:
Investments, at value (Cost - $672,575,028)	$734,394,014
Dividends receivable	3,282,288
Interest receivable	588,571
Receivable for shares sold	334,820

Total Assets	738,599,693

LIABILITIES:
Accrued investment advisory fees	359,990
Accrued administration fees	165,909
Accrued trustees fees	21,776
Accrued chief compliance officer fees	3,250
Other payables and accrued expenses	27,698

Total Liabilities	578,623

PREFERRED SHARES (UNLIMITED SHARES AUTHORIZED):
Auction market preferred shares, Series M7, F7 & W28, plus distributions payable on preferred shares ($25,000 liquidation value per share, no par value, 3,200 shares issued and outstanding for each series)	240,103,624

Total Preferred Shares	240,103,624

Net Assets Applicable to Common Shareholders	$497,917,446

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$433,240,134
Undistributed net investment income	1,225,666
Accumulated net realized gain on investments and foreign currency transactions	1,632,660
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	61,818,986

Net Assets Applicable to Common Shareholders	$497,917,446

Shares of common stock outstanding of no par value, unlimited shares authorized	22,895,879

Net asset value per common share	$21.75

See Notes to Financial Statements.

8	1-800-644-5571

Reaves Utility Income Fund	Statement of Operations

For the Year Ended October 31, 2010

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $431,702)	$ 40,596,205
Interest on investment securities	1,466,101

Total Investment Income	42,062,306

EXPENSES:
Investment advisory fees	3,873,942
Administration fees	1,785,382
Chief compliance officer fee	42,250
Trustees fees	93,279
Broker/dealer fees	609,312
S&P ratings fees	11,485
Auction agent fees	18,016
Miscellaneous fees	24,446

Total Expenses	6,458,112

Net Investment Income	35,604,194

Net realized gain/(loss) on:
Investment securities	61,059,199
Foreign currency transactions	(4,503)
Change in unrealized appreciation of investments and translation of assets and liabilities denominated in foreign currencies	75,071,807

Net gain on investments and foreign currency transactions	136,126,503

Distributions to Preferred Shareholders:
From net investment income	(3,668,617)

Total Distributions to Preferred Shareholders	(3,668,617)

Net Increase in Net Assets Attributable to Common Shares from Operations	$ 168,062,080

See Notes to Financial Statements.

Annual Report | October 31, 2010	9

Reaves Utility Income Fund	Statements of Changes in Net Assets

	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009

COMMON SHAREHOLDER OPERATIONS:
Net investment income	$35,604,194	$36,816,071
Net realized gain/loss on:
Investment securities	61,059,199	(57,467,740)
Foreign currency transactions	(4,503)	(8,938)
Change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	75,071,807	51,091,624

Distributions to Preferred Shareholders:
From net investment income	(3,668,617)	(3,684,333)
From net realized gains	–	(538,000)

Net increase in net assets attributable to common shares from operations	168,062,080	26,208,684

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(32,921,686)	(29,716,290)
From net realized gains	–	(3,776,242)

Net decrease in net assets from distributions to common shareholders	(32,921,686)	(33,492,532)

CAPITAL SHARE TRANSACTIONS:
Net asset value of common shares issued to shareholders from reinvestment of dividends	3,600,789	379,321

Net increase from capital share transactions	3,600,789	379,321

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	138,741,183	(6,904,527)

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of year	$359,176,263	$366,080,790

End of year*	$497,917,446	$359,176,263

*Including undistributed net investment income of:	$958,354	$1,944,463

See Notes to Financial Statements.

10	1-800-644-5571

PAGE INTENTIONALLY LEFT BLANK

Annual Report | October 31, 2010	11

Reaves Utility Income Fund

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value per share, beginning of year
INCOME/LOSS FROM INVESTMENT OPERATIONS:
Net investment income
Net realized and unrealized gain/(loss) on investments and foreign currency
Distributions to preferred shareholders:
From net investment income
From net realized gains
Total income/(loss) from investment operations

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income
From net realized gains
Total distributions to common shareholders

Net asset value per common share, end of year

Market price per common share, end of year

Total Investment Return - Net Asset Value(2)
Total Investment Return - Market Price(2)

RATIOS AND SUPPLEMENTAL DATA
Net assets attributable to common shares, end of year (000s)
Ratio of expenses to average net assets attributable to common shares(3)
Ratio of net investment income to average net assets attributable to common shares(3)
Ratio of expenses to average managed assets(4)
Portfolio turnover rate

PREFERRED SHARES
Liquidation value, end of year, including dividends on preferred shares (000s)
Total shares outstanding (000s)
Asset coverage per share(5)
Liquidation preference per share
Average market value per share

(1)	Calculated using average common shares outstanding.
(2)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return excludes any sales charges. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)	Ratios do not reflect dividend payments to preferred shareholders.
(4)	Average managed assets represent net assets applicable to common shares plus liquidation value of preferred shares.
(5)	Calculated by subtracting the Fund’s total liabilities (excluding Preferred Shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding.

12	1-800-644-5571

Financial Highlights

For the Year Ended 10/31/10	For the Year Ended 10/31/09	For the Year Ended 10/31/08	For the Year Ended 10/31/07	For the Year Ended 10/31/06
$15.82	$16.14	$30.32	$26.04	$22.12
1.56(1)	1.44	1.35	1.33	0.99
5.98	(0.09)	(12.98)	4.88	4.94
(0.16)	(0.16)	(0.47)	(0.40)	(0.50)
–	(0.03)	–	(0.17)	–
7.38	1.16	(12.10)	5.64	5.43
(1.45)	(1.31)	(1.37)	(1.31)	(1.51)
–	(0.17)	(0.71)	(0.05)	–
(1.45)	(1.48)	(2.08)	(1.36)	(1.51)
$21.75	$15.82	$16.14	$30.32	$26.04

$22.19	$15.31	$13.98	$26.26	$22.45

48.33%	9.92%	(41.56)%	23.00%	26.75%
56.37%	22.81%	(41.55)%	23.57%	24.21%
$497,917	$359,176	$366,081	$687,653	$590,600
1.51%	1.77%	1.33%	1.30%	1.38%
8.33%	11.47%	5.94%	4.73%	6.42%
0.97%	1.01%	0.94%	0.94%	0.94%
53%	86%	32%	34%	43%

$240,104	$240,095	$240,267	$240,219	$240,185
9.6	9.6	9.6	9.6	9.6
$76,877	$62,424	$63,161	$96,653	$86,539
$25,000	$25,000	$25,000	$25,000	$25,000
$25,000	$25,000	$25,000	$25,000	$25,000

See Notes to Financial Statements.

Annual Report | October 31, 2010	13

Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2010

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

The Fund is a closed-end management investment company that was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund is a non-diversified fund with an investment objective to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest. The Fund commenced operations on February 24, 2004. The Fund’s common shares are listed on the New York Stock Exchange Amex (“Exchange”) and trade under the ticker symbol “UTG.”

The Fund may have elements of risk, including the risk of loss of equity. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: The net asset value per common share (“NAV”) of the Fund is determined no less frequently than daily, on each day that the Exchange is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Securities held by the Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the evaluated bid prices on such day, as provided by the Fund’s primary pricing service. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities. Short-term obligations maturing within 60 days are valued at amortized cost which approximates market value. Shares of other mutual funds are valued based upon their reported NAVs. Securities for which market quotations or valuations are not available are valued at fair value in good faith by or at the direction of the Trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; the fundamental analytical data relating to the investment; an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; information as to any transactions or offers with respect to the security; price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies.

14	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2010

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances. These inputs are summarized in the three broad levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2010:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$ 661,658,193	$–	$–	$ 661,658,193
Preferred Stocks	2,851,764	2,551,557	–	5,403,321
Corporate Bonds	–	16,506,250	–	16,506,250
Short Term Investments	4,226,593	–	–	4,226,593
Limited Partnerships	42,042,570	–	–	42,042,570
Mutual Funds	4,557,087	–	–	4,557,087

Total	$ 715,336,207	$19,057,807	$–	$ 734,394,014

For the year ended October 31, 2010, the Fund did not have significant unoberservable inputs (Level 3) used in determining fair value. The Fund uses the value of investment securities, as of the end of each reporting period, in determining transfers in/out of Levels 1, 2 or 3.

*See Schedule of Investments for industry classification.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on unrealized and realized security gains and losses is reflected as a component of investment gains and losses in the Fund’s Statement of Operations. Although the Fund held them during the year, as of October 31, 2010, the Fund had no outstanding forward foreign currency contracts.

Annual Report | October 31, 2010	15

Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2010

Distributions to Shareholders: The Fund intends to make a level dividend distribution each month to Common Shareholders after payment of interest on any outstanding borrowings or distributions on any outstanding preferred shares. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders. Therefore, no federal income tax provision is required.

Management has concluded that the Fund has taken no uncertain tax positions that require recognition. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statue of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended October 31, 2007 through October 31, 2010.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the First In First Out basis for both financial reporting and income tax purposes.

2. INCOME TAXES

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid by the Fund during the years ended October 31, 2010, and October 31, 2009, were as follows:

	2010	2009
Distributions paid from:
Ordinary Income	$36,590,303	$33,400,623
Long-Term Capital Gain	–	4,314,242
Total	$36,590,303	$37,714,865

As of October 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$2,195,058
Accumulated Capital (Loss)	(3,198,410)
Unrealized Appreciation	66,782,029
Other Cumulative Effect of Timing Differences	(1,101,365)
Total	$64,677,312

16	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2010

As At October 31, 2010, the Fund had available for tax purposes unused capital loss carryovers of $3,198,410, expiring October 31, 2017. Capital loss carryovers used during the period ended October 31, 2010 were $57,739,542.

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting GAAP. Accordingly, for the period ended October 31, 2010, certain differences were reclassified. The Fund increased accumulated net investment income by $267,312, decreased accumulated net realized gain by $260,035 and decreased paid in capital by $7,277. These differences were primarily due to the differing tax treatment of wash sales and certain investments and the amounts reclassified did not affect net assets.

As of October 31, 2010 net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

As of October 31, 2010

Gross appreciation (excess of value over tax cost)	$ 94,981,484
Gross depreciation (excess of tax cost over value)	(28,199,455)

Net unrealized appreciation	66,782,029

Cost of investments for income tax purposes	$ 667,611,985

The tax basis components of capital differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from wash sales and the tax treatment of certain holdings.

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized.

Transactions in common shares were as follows:

	Year Ended October 31, 2010	Year Ended October 31, 2009
Common Stock outstanding - beginning of period	22,707,840	22,677,001
Common Stock issued as reinvestment of dividends	188,039	30,839

Common Stock outstanding - end of period	22,895,879	22,707,840

Preferred Shares: The Fund is authorized to issue an unlimited number of no par value Auction Market Preferred Shares (“Preferred Shares”).

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value. Specifically, the Fund is required under the Fund’s Statement of Preferences and the Investment Company Act of 1940 to maintain certain asset coverage with respect to the outstanding Preferred Shares.

Annual Report | October 31, 2010	17

Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2010

The Fund has issued 3,200 shares of Series M7, 3,200 shares of Series F7, and 3,200 shares of Series W28 each with a liquidation value of $25,000 per share plus accrued dividends. Dividends on the Preferred Shares are cumulative and are paid based on an annual rate set through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

In February 2008, the Preferred Shares market for closed-end funds became illiquid resulting in failed auctions for the Fund’s AMPS. As such, the Fund continues to pay dividends on the AMPS at the maximum rate (set forth in the Fund’s Statement of Preferences, the governing document for the AMPS), set at LIBOR plus 125 basis points or LIBOR multiplied by 125%, whichever is greater. The 7-day LIBOR rate is used for the M7 and F7 Series and the 30-day LIBOR rate is used for the W28 Series.

For the year ended October 31, 2010, distribution rates ranged from 1.46% - 1.58% on the M7 and F7 series, and from 1.48% - 1.60% on the W28 series. In total the Fund declared distributions on Preferred Shares of $3,668,617 for the period November 1, 2009 to October 31, 2010.

The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

Preferred Shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on certain matters affecting the rights of the Preferred Shares.

Also see Note 9 - Subsequent Events for further information on the redemption of the Preferred Shares.

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the year ended October 31, 2010, aggregated $350,632,971 and $348,720,995, respectively.

5. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER TRANSACTIONS WITH AFFILIATES

W.H. Reaves & Co., Inc. (“W.H. Reaves”) serves as the Fund’s investment adviser pursuant to an Investment Advisory and Management Agreement (the “Advisory Agreement”) with the Fund. As compensation for its services to the Fund, W.H. Reaves receives an annual investment advisory fee of 0.575% based on the Fund’s average daily total assets, computed daily and payable monthly.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.265% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees’ fees, chief compliance officer fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, and extraordinary expenses.

Both W.H. Reaves and ALPS are considered affiliates of the Fund as defined under the 1940 Act.

18	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2010

6. OTHER

The Independent Trustees of the Fund receive a quarterly retainer of $3,500 and an additional $1,500 for each meeting attended. Pursuant to the Chief Compliance Officer Services Agreement, approved by the Board of Trustees, the Fund has agreed to pay its Chief Compliance Officer an annual fee payable in monthly installments.

7. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact it will have on its financial statement disclosures.

8. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

9. SUBSEQUENT EVENTS

On November 18, 2010, the Fund announced its intent to redeem all outstanding Preferred Shares at $25,000 per share plus any accured dividends through the redemption date. The Fund entered into a committed facility agreement from a financial institution to provide new funding to redeem the Preferred Shares and provide up to 33% leverage to the Fund. The Board of Trustees approved the refinancing, expecting to lower the costs of leverage for the Fund. Below is a schedule of the redemption amounts and dates for each series of Preferred Shares. As of the issuance date of this report, all Preferred Shares have been redeemed.

Series	Total Liquidation Preference	Redemption Date

W28	$80,000,000	December 8, 2010
F7	$80,000,000	December 13, 2010
M7	$80,000,000	December 14, 2010

Annual Report | October 31, 2010	19

Reaves Utility Income Fund	Additional Information

October 31, 2010 (Unaudited)

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York Mellon (the “Plan Administrator” or “BNY Mellon”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by BNY Mellon as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting BNY Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend,the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net

20	1-800-644-5571

Reaves Utility Income Fund	Additional Information

October 31, 2010 (Unaudited)

asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date, provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, 11E Transfer Agency Services, 1-800-433-8191.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

In On June 30, 2010, the Board of Trustees of the Fund met (the “Meeting”) in person to, among other things, review and consider the renewal of the Investment Advisory and Management Agreement (the “Proposed Advisory Agreement”) between the Fund and W.H. Reaves & Co. Inc. (the “Adviser” or “W.H. Reaves”). In its consideration of the Advisory Agreement, the Trustees, including the non-interested Trustees, considered the nature, quality and scope of services to be provided by W.H. Reaves.

Annual Report | October 31, 2010	21

Reaves Utility Income Fund	Additional Information

October 31, 2010 (Unaudited)

Prior to beginning their review of the Advisory Agreement, counsel to the Fund, who also serves as independent counsel to the independent Trustees, discussed with the Board its fiduciary responsibilities in general and also specifically with respect to the renewal of the Advisory Agreement. Fund counsel informed the Board that in considering whether to approve the Advisory Agreement between the Fund and W.H. Reaves, the Trustees should consider, among other things:

—	the nature, extent and quality of the services to be provided by the Adviser;
—	the investment performance of the Fund and the Adviser;
—	the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund;
—

whether and how the Trustees relied on comparisons of services rendered to and fees paid by the Adviser with the services provided by and the fees paid to other investment managers or the services provided to and the fees paid by other clients, if any, of the Adviser; and

—	any benefits to be derived by the Adviser from the relationship with the Fund, such as soft-dollar arrangements or so called “fallout benefits.”

Mr. Cimino, as Vice President and Chief Operating Officer of the Adviser, highlighted certain terms of the Proposed Advisory Agreement, including the nature, extent and quality of the services to be provided by the Adviser. Mr. Cimino noted that the Adviser’s role and responsibilities include researching potential investment opportunities, selecting securities, and portfolio management functions in support of maintaining the Fund’s investments and management of the Fund’s cash flows to support the dividend payments to both common and preferred shareholders. He explained the research and decision-making processes utilized by the Adviser in connection with providing services to the Fund, including the methods adopted to comply with the Fund’s investment objectives, policies and restrictions. Mr. Cimino next reviewed with the Trustees the professional experience of the current staffing resources utilized by the Adviser in managing the Fund and how the Adviser’s overall organizational structure and depth of services supports those services required to be the Fund’s investment adviser.

Mr. Cimino next reviewed the terms of the Proposed Advisory Agreement, stating that the Adviser will continue to receive a fee of 0.575% of the average daily total assets of the Fund. He stated that as part of the Terminated Advisory Agreement, the Adviser agreed to pay from its own assets additional compensation to Merrill Lynch to underwrite the Fund’s initial public offering. These payments will also be continued under the Proposed Advisory Agreement at an annual rate of 0.15% of the Fund’s average weekly total assets from the Adviser. This arrangement results in a net annual advisory fee to the Adviser of 0.425%. The total amounts of the gross and net fees received by the Adviser for the fiscal year ended October 31, 2009 in connection with the Terminated Advisory Agreement were $3,272,272.81 and $2,418,636.42, respectively. Mr. Cimino then noted that the terms of the Proposed Advisory Agreement were substantially the same as those of the Terminated Advisory Agreement and those of the Interim Advisory Agreement, except with respect to certain provisions of the Interim Advisory Agreement required for compliance with applicable rules under the 1940 Act. Mr. Cimino then reviewed with the Trustees the Adviser’s audited November 30, 2009 Statement of Financial Condition and un-audited balance sheet as of April 30, 2010 in order to establish the financial standing and profitability of the Adviser by discussing its revenue and expenses, including among other things, revenues from advisory services, portfolio management-related expenses and other costs. The Trustees then reviewed and discussed with the Adviser these aforementioned materials prepared and distributed in advance of the Meeting.

22	1-800-644-5571

Reaves Utility Income Fund	Additional Information

October 31, 2010 (Unaudited)

Mr. Cimino drew the Trustees’ attention to the analysis prepared by Lipper Analytical Services (“Lipper Materials”) to assist the Board in its comparison of the services to be rendered and the amounts paid under the Terminated Advisory Agreement which is material consistent with the Proposed Advisory Agreement with those under other investment advisory agreements with other closed-end investment companies as of April 30, 2010. Mr. Cimino informed the Trustees that the Lipper Material’s fund comparison peer group, as selected by Lipper Analytical Services for this report, consisted of the Fund, one closed-end utility sector fund, two closed-end international infrastructure industry funds and four closed-end funds whose core investments were master limited partnerships in the oil and gas industry (the “Lipper Peer Group”). The Lipper Materials performance group and expense group consisted of the same funds in the Lipper Peer Group with asset sizes (including leveraged assets) from a low of $148.9 million to a high of $1,004.0 million, with three in the Lipper Peer Group being larger and four being smaller. Mr. Cimino then noted the Adviser’s Actual Management Fees-Common and Leveraged Asset (“Management Fees”) was 0.84% and when compared to the Lipper Peer Group, the Fund had the second lowest. He further noted that the Lipper Peer Group’s highest, lowest and median Management Fees were 1.574%, 0.770% and 1.009%

Mr. Cimino next stated that in terms of the Fund’s performance ranked at or above the median in the Lipper Peer Group for the annualized periods (as of April 30, 2010) of one-year ended, three-year ended and since inception, with the Fund being the top performer in the Lipper Peer Group for the one-year period. The Fund’s performance did fall below the median for the annualized periods (as of April 30, 2010) for year-to-date ended and five-years ended by margins of only 1.44% and 0.21%, respectively.

Mr. Cimino completed his review by noting for the Trustees that the Fund’s Actual Total Expenses – Common and Leveraged Assets (“Total Expenses”) was the lowest in the Lipper Peer Group. He further noted that the Lipper Peer Group’s highest, lowest and median Total Expense were 3.428%, 0.962% and 2.458%, respectively.

The Board then discussed certain conflicts of interests that may affect the Adviser and the Adviser’s policies and procedures in place to address such conflicts. Economies of Scale were not a key consideration as the Fund is a closed-end investment company and only has limited opportunities to grow asset through new purchases. A detailed discussion then ensued among the Trustees.

The non-interested Trustees, with the assistance of Fund counsel, then met in executive session to further review and discuss the information that had been presented relating to W.H. Reaves, the Advisory Agreement and W.H. Reaves’ profitability. The Board of Trustees of the Fund present in person, with the non-interested Trustees present in person voting separately, unanimously concluded that the annual investment advisory fee of 0.575% of the Fund’s total assets is fair and reasonable for the Fund and that the renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

FUND PROXY VOTING POLICIES & PROCEDURES

Fund policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund for the period ended June 30, 2010, are available without a charge, upon request, by contacting the Fund at 1-800-644-5571, on the Fund’s website at http://www.utilityincomefund.com, and on the Commission’s website at http://www.sec.gov.

Annual Report | October 31, 2010	23

Reaves Utility Income Fund	Additional Information

October 31, 2010 (Unaudited)

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330. Information on the Fund’s Form N-Q is available without a charge, upon request, by contacting the Fund at 1-800-644-5571 and on the website at http://www.utilityincomefund.com.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

TAX INFORMATION

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2010. The information and distributions reported herein may differ from information and distributions taxable to shareholders for the calendar year ended December 31, 2010. During the fiscal period ended October 31, 2010, 87.75% of the dividends paid qualify for the corporate dividends received deduction. In addition, 99.51% of the dividends paid meet the requirements regarding qualified dividend income. The Fund designates $0 as long-term capital gain distributions.

SHAREHOLDER MEETING

On August 26, 2010, the Fund held a special meeting of Shareholders for the purpose of voting to approve the Proposed Investment Advisory and Management Agreement as a result of a change of control of W.H. Reaves & Co. Inc. and to Amendment the Fund’s Fundamental Investment Restriction Relating to Borrowing.

The results of the proposals for the Fund were as follows:

Proposal 1: To approval the Proposed Investment Advisory and Management Agreement between the Fund and W.H. Reaves & Co. Inc.:

For	10,951,245.050
Against	479,940.899
Abstain	344,867.532
Uninstructed	1,676,420.000

Proposal 2: To amendment the Fund’s Fundamental Investment Restriction Relating to Borrowing:

For	10,475,632.226
Against	944,422.131
Abstain	355,999.124
Uninstructed	1,676,420.000

24	1-800-644-5571

Reaves Utility Income Fund	Trustees & Officers

October 31, 2010 (Unaudited)

Except for their service on the Fund’s Board of Trustees, the Independent Trustees named below have not held any positions during the past two years with the Fund; any investment company; any investment adviser; any underwriter of the Fund; or any affiliate of the Fund or its investment adviser or underwriters. Each Independent Trustee serves on the Fund’s Audit Committee. The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without a charge, upon request, by contacting the Fund at 1-800-644-5571.

INTERESTED TRUSTEES & OFFICERS:
Name, Age and Address	Position(s) Held With Funds Term of Office and Length of Time Served	Principal Occupation(s) During Past 5* Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Jeremy O. May Age - 40 1290 Broadway, Ste. 1100 Denver, CO 80203	Chairman & Trustee (Since 2009); President (Since 2010)	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS Fund Services, Inc. and Director and Executive Vice President of ALPS Advisors, Inc., ALPS Distributors, Inc., ALPS Holdings, Inc. and FTAM Distributors, Inc. Because of his positions with ALPS, Mr. May is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. May is also a Trustee of the ALPS Variable Insurance Trust. Mr. May is currently on the Board of Directors and the Audit Committee of the University of Colorado Foundation. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust and Financial Investors Variable Insurance Trust.	N/A
Everett L. Morris Age - 81 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Mr. Morris is former Vice President and Director of W.H. Reaves and Co., Inc. Because of his affiliation with W.H. Reaves and Co., Inc., Mr. Morris is considered an “interested” Trustee of the Fund.	1

*	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Annual Report | October 31, 2010	25

Reaves Utility Income Fund	Trustees & Officers

October 31, 2010 (Unaudited)

INTERESTED TRUSTEES & OFFICERS (continued):
Name, Age and Address	Position(s) Held With Funds Term of Office and Length of Time Served	Principal Occupation(s) During Past 5* Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
J. Tison Cory Age - 41 1290 Broadway, Ste. 1100 Denver, CO 80203	Secretary (Since 2008)	Mr. Cory joined ALPS in 2005 as a Senior Paralegal. Prior to joining ALPS, Mr. Cory worked as a Paralegal at OppenheimerFunds, Inc. (2004-2005) and INVESCO Funds Group, Inc. (1999-2004). Because of his position with ALPS, Mr. Cory is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Cory is also currently an Adjunct Professor at Metropolitan State College of Denver (2000-present).	N/A
Ted Uhl Age - 35 1290 Broadway, Ste. 1100 Denver, CO 80203	Chief Compliance Officer (Since June 30, 2010)	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Uhl also serves as Chief Compliance Officer of Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, Cook & Bynum Funds Trust, Financial Investor Trust and Transparent Value Trust.	N/A
Lauren E. Johnson Age - 30 1290 Broadway, Ste. 1100 Denver, CO 80203	Treasurer (Since 2010) Assistant Treasurer (2008-2010)	Ms. Johnson is Assistant Vice President of ALPS, and joined in September 2005 as a Fund Controller. Prior to joining ALPS, Ms. Johnson worked for PricewaterhouseCoopers (2003- 2005). Because of her position with ALPS, Ms. Johnson is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Johnson is Assistant Treasurer for the Caldwell & Orkin Market Opportunity Fund. Ms. Johnson was formerly the Assistant Treasurer of the Clough Global Allocation Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund.	N/A

26	1-800-644-5571

Reaves Utility Income Fund	Trustees & Officers

October 31, 2010 (Unaudited)

INDEPENDENT TRUSTEES:
Name, Age and Address	Position(s) Held With Funds Term of Office and Length of Time Served	Principal Occupation(s) During Past 5* Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Mary K. Anstine Age - 69 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Ms. Anstine was the President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also a Trustee/Director of A.V. Hunter Trust and Colorado Uplift Board. Ms. Anstine is a Trustee of ALPS ETF Trust; ALPS Variable Insurance Trust; Financial Investors Trust; Financial Investors Variable Insurance Trust; and the Westcore Trust. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE, and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	1
Michael F. Holland Age - 66 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/ Since Inception	Mr. Holland is Chairman of Holland & Company, an investment management company. Mr. Holland is a Director of Holland Series Funds, Inc, and Trustee of State Street Master Funds; China Fund Inc; Taiwan Fund Inc; Scottish Windows Emerging Market Fund; and Blackstone/GSO Senior Floating Rate Term Fund.	1

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Annual Report | October 31, 2010	27

Reaves Utility Income Fund	Trustees & Officers

October 31, 2010 (Unaudited)

INDEPENDENT TRUSTEES (continued):
Name, Age and Address	Position(s) Held With Funds Term of Office and Length of Time Served	Principal Occupation(s) During Past 5* Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Jeremy W. Deems Age - 33 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/ Since 2008

Mr. Deems is the Co-Founder, Chief Financial Officer, and Chief Operating Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was Chief Financial Officer and Treasurer of Forward Management, LLC, ReFlow Management, Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company (from 2004 to June 2007). Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC. Mr. Deems is also a Trustee of ALPS ETF Trust, ALPS Variable Insurance Trust, Financial Investors Trust, and Financial Investors Variable Insurance Trust.

			1
Larry W. Papasan Age - 69 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Mr. Papasan is currently the Chairman of BioMimetics Therapeutics Inc., a medical services company, and is Director/Trustee of Mimedx Inc., AxioMed Spine, Bio Medical Tissue Technologies, Cagenix, Inc. and ExtraOrtho, each a medical services company, SSR Engineering, an electronics company, and Triumph Bank. Mr. Papasan is the former President of Smith and Nephew Orthopaedics (1991-2002) and the former President of Memphis, Light, Gas and Water Division (1984-1991).	1

28	1-800-644-5571

REAVES UTILITY INCOME FUND

1290 Broadway, Suite 1100

Denver, CO 80203

1-800-644-5571

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information, please call 1-800-644-5571.

Item 2.  Code of Ethics.

(a) The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b) Not applicable to Registrant.

(c) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e) Not applicable to Registrant.

(f) The Registrant’s Code of Ethics is attached as Exhibit 2(f).

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Jeremy Deems and Mike Holland as the Registrant’s “audit committee financial expert(s).” Mr. Deems and Mr. Holland are each “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Mr. Deems is Co-President and Chief Financial Officer of Green Alpha Advisors, LLC and was formerly Chief Financial Officer and Treasurer of Forward Management, LLC. Mr. Holland is the Chairman of Holland and Company and Director, Chairman of the Board, President and Treasurer of the Holland Balanced Fund.

Item 4.  Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2010 and 2009 were $33,500 and $32,996, respectively.

(b)

Audit-Related Fees:    The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item for fiscal years 2010 and 2009 were $0 and $0, respectively.

(c)

Tax Fees:    The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for fiscal years 2010 and 2009 were $4,525, and $4,410, respectively.

(d)

All Other Fees:    The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item for fiscal years 2010 and 2009 were $9,800 and $9,500, respectively. The nature of the services provided involved agreed upon procedures relating to the Preferred Shares.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable to Registrant.

(g)	Not applicable to Registrant.

(h)	Not applicable to Registrant.

Item 5.  Audit Committee of Listed Registrants.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and is comprised of the following members:

Mary K. Anstine

Jeremy W. Deems (designated audit committee financial expert)

Michael F. Holland (designated audit committee financial expert)

Larry W. Papasan

Item 6.  Investments.

The Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s proxy voting policies and procedures are attached as Exhibit 7.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Registrant’s Portfolio Managers as of December 31, 2010.

Name	Title	Length of Service	Business Experience 5 Years
Ronald Sorenson	Portfolio Manager	Since inception	PM, W.H. Reaves & Co 1991-present
William Ferer	Portfolio Manager	Since inception	PM, W.H. Reaves & Co 1987-present

(a)(2) Other Accounts Managed as of October 31, 2010.

PM Name	Registered Investment Companies, Total Assets	Other Pooled Investments Vehicles, Total Assets	Other Accounts, Total Assets	Material Conflicts if Any
Ronald Sorenson	$792,651,064 2 accounts	0	$968,923,485 1,075 accounts	None
William Ferer	$792,651,064 2 accounts	0	$596,227,663 21 accounts	None

(a)(3) Portfolio Manager Compensation as of October 31, 2010.

Portfolio Managers receive a fixed rate compensation from the investment advisor. Compensation is not tied to fund assets or performance.

(a)(4) Dollar Range of Securities Owned as of October 31, 2010.

Portfolio Manager	Dollar Range of Equity Securities Held in Registrant [1]
Ronald Sorenson	$100,001 - $500,000
William Ferer	$50,001 - $100,000

1 “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.	Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions is attached hereto as Exhibit 2(f).

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3) Not applicable to Registrant.

(b) The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

(c) The Proxy Voting Policies and Procedures for W.H. Reaves & Co., Inc. is attached hereto as Exhibit 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	January 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	January 7, 2011

By:	/s/ Lauren E. Johnson
Lauren E. Johnson
Treasurer (Principal Financial Officer)

Date:	January 7, 2011